THIS GUARANTEE AND INDEMNITY is made BY DEED the

BY EACH OF:

THE COMPANIES whose name and registered office is set out in the First Schedule (hereinafter together referred to as the `Guarantors')

IN FAVOUR OF

SX3 LIMITED (the `Creditor')

WHEREAS the Guarantors have requested and the Creditor has agreed to grant and/or continue accommodation to Unicomp Holdings (UK) Limited upon the Guarantors executing a Guarantee in favour of the Creditor on the terms and conditions hereinafter appearing.

NOW THIS DEED WITNESSETH as follows:

1    INTERPRETATION

1.1 Unless the context otherwise requires or unless otherwise defined in this Guarantee, words and expressions shall have the same meanings that are ascribed to them in the Facility Documents.

1.2  In this Guarantee:

     `Loan Agreement' means the Loan Agreement of even date and made between (1) Sx3 Limited and (2) Unicomp Holdings (UK) Limited and any variation amendment or extension thereof or supplement thereto from time to time in force.

     `Interest Rate' means the rates of interest referred to in the Loan Agreement.

     `Principal Debtor' means Unicomp Holdings (UK) Limited.

1.3  In this Guarantee:

     (a)  references to this Guarantee are to include the indemnity in clause
          3.3;

     (b) references to Clauses are to be construed as references to the clauses of this Guarantee and references to this Guarantee include the Schedule;

     (c) references to this Guarantee and to any provisions of this Guarantee or to any other document or agreement shall be construed as references to this Guarantee or that document or agreement in force for the time being and as amended, varied, supplemented, substituted or novated from time to time;

     (d)  words importing the singular are to include the plural and vice versa;

     (e) references to a person are to be construed to include references to a corporation, firm, company, partnership, joint venture, unincorporated body of persons, individual or any state or any agency of a state, whether or not a separate legal entity;

     (f) references to any person are to be construed to include that person's assigns or transferees or successors in title, whether direct or indirect;

     (g) references to any statutory provision means that statutory provision as amended, supplemented, re-enacted or replaced from time to time (whether before or after the date of this Guarantee) and are to include any orders, regulations, instruments or other subordinate legislation made under the relevant statutory provision;

     (h) the words `other' and `otherwise' are not to be construed ejusdem generis with any foregoing words where a wider construction is possible;

     (i) references to liability are to include any liability whether actual, contingent, present or future;

     (j) references to this Guarantee are references to the guarantee and indemnity given by each of the Guarantors under this Guarantee; and

     (k) clause headings are for ease of reference only and are not to affect the interpretation of this Guarantee.

2    REPRESENTATIONS AND WARRANTIES BY EACH OF THE GUARANTORS

2.1  Each of the Guarantors hereby represents and warrants to the creditor that:

     (a) it is duly incorporated and is a validly existing company under the laws of its place of incorporation, has the capacity to sue or be sued in its own name and has power to carry on its business as now being conducted and to own its property and other assets;

     (b) it has full power and authority to execute, deliver and perform its obligations under this Guarantee and no limitation on its powers will be exceeded as a result of its entering into this Guarantee;

     (c) the execution, delivery and performance by it of this Guarantee and the performance of its obligations under this Guarantee have been duly authorised by all necessary corporate action and do not contravene or conflict with:

          (i) its memorandum and articles of association or other equivalent constitutional documents;

          (ii) any existing law, statute, rule or regulation or any judgment, decree or permit to which it is subject; and

          (iii) the terms of any agreement or other document to which it is a party or which is binding upon it or any of its assets; and

     (d) this Guarantee is its legal, valid and binding obligation and is enforceable against it in accordance with its terms.

2.2 Each of the Guarantors acknowledges that the Creditor has accepted this Guarantee in full reliance on the representations and warranties set out in this Clause 2.

3    GUARANTEE

3.1 Each of the Guarantors irrevocably and unconditionally undertakes the obligations and liabilities set out in clause 3.2 and clause 3.3.

3.2  Each of the Guarantors irrevocably and unconditionally guarantees:

     (a) to pay to the Creditor on demand, and in the currency in which the same falls due for payment, all monies and liabilities which are now or at any time hereafter shall have been advanced to, become due, owing or incurred by each or any of the Principal Debtor to or in favour of the Creditor under or in connection with any of the Loan Agreement; and

     (b) the due and punctual observance, performance and discharge by the Principal Debtor of all of its obligations and liabilities under the Loan Agreement;

3.3 Each of the Guarantors as principal obligor and as a separate and independent obligation and liability from its obligations and liabilities under clause 3.2, irrevocably and unconditionally agrees to indemnify the Creditor in full on demand against any of losses, costs, and expenses suffered or incurred by the Creditor arising from or in connection with any of:

     (a) the Creditor's making available any of the facilities under the Loan Agreement;

     (b)  the Creditor's entering into the Loan Agreement;

     (c) any of the provisions of any of the Loan Agreement being or becoming void, voidable, invalid or unenforceable; or

     (d) the failure of the Principal Debtor fully and promptly to perform and discharge any of its obligations and liabilities under the Loan Agreement.

3.4 Each of the Guarantors hereby agrees to indemnify and keep indemnified the Creditor (to the extent not indemnified under the Loan Agreement or as otherwise indemnified under this Guarantee) on demand by the Creditor against all losses, actions, claims, costs, charges, expenses and liabilities suffered or incurred by the Creditor in relation to this Guarantee (including the costs, charges and expenses incurred in the enforcement of any of the provisions of this Guarantee or occasioned by any breach by any of the Guarantors of any of its obligations to the Creditor under this Guarantee).

4    CREDITOR PROTECTIONS

4.1 Each of the Guarantors acknowledges and agrees that this Guarantee is and at all times shall be a continuing security and shall extend to cover the ultimate balance due at any time from each and any of the Principal Debtor to the Creditor under or in respect of the Loan Agreement and any of the transactions contemplated thereby.

4.2 Each of the Guarantors acknowledges and agrees that none of its liabilities under this Guarantee shall be reduced, discharged or otherwise adversely affected by:

     (a) any variation, extension, discharge, compromise, dealing with, exchange or renewal of any right or remedy which the Creditor may now or hereafter have from or against the Principal Debtor and any other person in respect of any of the obligations and liabilities of the Principal Debtor and any other person under and in respect of any of the Loan Agreement;

     (b) any act or omission by the Creditor or any other person in taking up, perfecting or enforcing any security or guarantee from or against the Principal Debtor and any other person;

     (c) any termination, amendment, variation, novation or supplement of or to any of the Loan Agreement;

     (d) any grant of time, indulgence, waiver or concession to the Principal Debtor and any other person;

     (e) any of the administration, insolvency, bankruptcy, liquidation, winding-up, incapacity, limitation, disability, the discharge by operation of law and any change in the constitution, name and style of the Principal Debtor and any other person;

     (f) any invalidity, illegality, unenforceability, irregularity or frustration of any actual or purported obligations of the Principal Debtor and any other person;

     (g) any claim or enforcement of payment from the Principal Debtor and any other person; or

     (h) any act or omission which would not have discharged or affected the liability of any of the Guarantors had it been a principal debtor instead of guarantor or indemnitor or by anything done or omitted by any person which but for this provision might operate to exonerate or discharge or otherwise reduce or extinguish any of the Guarantors' liability under this Guarantee.

4.3       PRIMARY OBLIGATION

     (a) The obligations and liabilities expressed to be undertaken by each of the Guarantors under this Guarantee are those of primary obligor and not merely as a surety.

     (b) The Creditor shall not be obliged before taking steps to enforce any of its rights and remedies under this Guarantee:

          (i) to take action or obtain judgment in any court against the Principal Debtor and any other person;

          (ii) to make or file any claim in a bankruptcy, liquidation administration or insolvency of the Principal Debtor and any other person; or

          (iii) to make demand, enforce or seek to enforce any claim, right or remedy against the Principal Debtor and any other person.

4.4  NO SECURITY

     (a) Each of the Guarantors warrants to the Creditor that it has not taken or received, and agrees not to take, exercise or receive the benefit of any security or other right or benefit (whether by set-off, counterclaim, subrogation, indemnity, proof in liquidation or otherwise and whether from contribution or otherwise, all together `Rights') from or against the Principal Debtor and any other person in respect of any liability of or payment by any of the Guarantors under this Guarantee or otherwise in connection with this Guarantee.

     (b) If any of such Rights is taken, exercised or received by any Guarantor, each Guarantor declares that its Rights and all monies at any time received or held by it in respect of such Rights shall be held by it on trust for the Creditor for application in or towards the discharge of the liabilities of that Guarantor to the Creditor under this Guarantee.

     (c) Each of the Guarantors agrees that all other Rights and all monies from time to time held on trust by it for the Creditor under or pursuant to Clause 4.4(b) shall be transferred, assigned or, as the case may be, paid to the Creditor, promptly following the creditor's demand.

4.5 This Guarantee shall be in addition to and shall not affect or be affected by or merge with any other judgment, security, right or remedy obtained or held by the Creditor from time to time for the discharge and performance of any of the liabilities and obligations of each of the Principal Debtors to the Creditor.

5    INTEREST

     (a) Each of the Guarantors agrees to pay interest to the Creditor at the Interest Rate on all sums demanded under this Guarantee from the date of the Creditor's demand under this Guarantee or, if earlier, the date on which the relevant damages, losses, costs or expenses arose in respect of which such demand has been made, in each case until, but excluding the date of actual payment.

     (b) Each of the Guarantors agrees to pay interest to the Creditor at the Interest Rate after as well as before judgment.

All such interest shall accrue on a day-to-day basis and be calculated by the Creditor on the basis of a 365 days' year and interest shall be compounded in accordance with the usual practice of the Creditor.

     (c) The Creditor shall not be entitled to recover any amount in respect of interest both under this Guarantee and any of the Loan Agreement in respect of any failure to pay any sum under any of the Loan Agreement.

6    SUSPENSE ACCOUNT

     (a) The Creditor may place to the credit of a suspense account any monies received under or in connection with this Guarantee in order to preserve the rights of the Creditor to prove for the full amount of all of its claims against any and each of the Principal Debtors and any other person.

     (b) The Creditor may, at any time, apply any of the monies referred to in clause 6(a) in or towards satisfaction of any of the monies, obligations and liabilities and the subject of this Guarantee as the Creditor, in its absolute discretion, may from time to time conclusively determine.

7    APPROPRIATION

None of the Guarantors shall and none of the guarantors may direct the application by the Creditor of any sums received by the Creditor from any of the Guarantors under, or pursuant to, any of the terms of this Guarantee.

8    DISCHARGE TO BE CONDITIONAL

Any release, discharge or settlement between any of the Guarantors and the Creditor in relation to this Guarantee shall be conditional upon no right, security, disposition or payment to the Creditor by any of the Guarantors and the Principal Debtor and any other person being void, set aside or ordered to be refunded pursuant to any enactment or law relating to breach of duty by any person, bankruptcy, liquidation, administration, the protection from creditors generally or insolvency or for any other reason.

If any such right, security, disposition or payment is void or at any time so set aside or ordered to be refunded, the Creditor shall be entitled subsequently to enforce this Guarantee against any of the Guarantors as if such release, discharge or settlement had not occurred and any such security, disposition or payment had not been made.

9    PAYMENTS AND TAXES

     (a)  All sums payable by each and any of the Guarantors under this

          Guarantee shall be paid to the Creditor in full without:

          (i)    any set-off, condition or counterclaim whatsoever; and

          (ii) free and clear of any deduction or withholding whatsoever save only as may be required by law or regulation which in either case is binding on it.

     (b) If any deduction or withholding is required by any law, practice or regulation (whether or not such practice or regulation has the force of law) in respect of any payment due from any of the Guarantors under this Guarantee or is in any event made, the relative sum payable by any Guarantor shall be increased so that, after making the minimum deduction or withholding so required, that Guarantor shall pay to the Creditor and the Creditor shall receive and be entitled to retain on the due date for payment a net sum at least equal to the sum which it would have received had no such deduction or withholding been required to be, or had in fact been, made.

     (c) Each of the Guarantors shall promptly deliver or procure the delivery to the Creditor of all receipts issued to it evidencing each deduction and withholding which it has made.

     and, in either case, the increased payment would not have become payable if the Creditor had been a Qualifying Bank.

10   DEMANDS AND NOTIFICATION BINDING

Any demand, notification or certificate given by the Creditor specifying amounts due and payable under or in connection with any of the provisions of this Guarantee shall, in the absence of manifest error, be conclusive and binding on each of the Guarantors.

11   COSTS

Each of the Guarantors shall, on demand and on a full indemnity basis, pay to the Creditor the amount of all costs and expenses (including legal and out-of-pocket expenses and any Value Added Tax on such costs and expenses) which the Creditor incurs in connection with:

         (a) the preparation, negotiation, execution and delivery of this Guarantee;

         (b) any actual or proposed amendment, variation, supplement, waiver or consent under or in connection with this Guarantee;

         (c)   any discharge or release of this Guarantee; and

         (d) the preservation or exercise (or attempted preservation or exercise), and the enforcement (or attempted enforcement) of any rights under or in connection with, this Guarantee;

12       COMMUNICATIONS

Any demand or notice under this Guarantee shall be in writing signed by an officer or agent of the Creditor and (without prejudice to any other effective means of serving it) may be served on the relative Guarantor personally or by post and either by delivering it to any officer of that Guarantor at any place or by despatching it addressed to that Guarantor at the Guarantor's registered or principal office for the time being or a place of business of that Guarantor last known to the Creditor. Any such demand or notice delivered personally shall be deemed to have been received immediately upon delivery. Any such demand or notice sent by post shall be deemed to have been received at the opening of business in the intended place of receipt on the business day following the day on which it was posted, even if returned undelivered.

13       TRANSFERS

13.1     This Guarantee is freely assignable or transferable by the Creditor.

13.2 None of the Guarantors may assign any of its rights and may not transfer any of its obligations under this Guarantee or enter into any transaction which would result in any of those rights or obligations passing to another person.

13.3 The Creditor may disclose to any person related to the Creditor and/or any person to whom it is proposing to transfer or assign or has transferred or assigned any of its rights under this Guarantee any information about any of the Guarantors and any person connected or associated with it. Each of the Guarantors represents and warrants that it has (and, subject to any contrary requirement of law, will maintain) any necessary authority by or on behalf of any such person to agree to the provisions of this Clause.

14   CURRENCY INDEMNITY

If, under any applicable law or regulation or pursuant to a judgment or order being made or registered against any Guarantor or the liquidation of that Guarantor or without limitation for any other reason, any payment under or in connection with this Guarantee is made or falls to be satisfied in a currency (the `payment currency') other than the currency in which such payment is expressed to be due under or in connection with this Guarantee (the `contractual currency') then, to the extent that the amount of such payment actually received by the Creditor, when converted into the contractual currency at the rate of exchange, falls short of the amount due under or in connection with this Guarantee, that Guarantor, as a separate and independent obligation, shall indemnify and hold harmless the Creditor against the amount of such shortfall. For the purposes of this Clause, `rate of exchange' means the rate at which the Creditor is able on or about the date of such payment to purchase, in accordance with its normal practice, the contractual currency with the payment currency and shall take into account (and that Guarantor shall be liable for) any premium and other costs of exchange including any taxes or duties incurred by reason of any such exchange.

15   MISCELLANEOUS

15.1 No delay or omission on the part of the Creditor in exercising any right or remedy under this Guarantee shall impair that right or remedy or operate as or be taken to be a waiver of it; nor shall any single partial or defective exercise of any such right or remedy preclude any other or further exercise under this Guarantee of that or any other right or remedy.

15.2 The Creditor's rights under this Guarantee are cumulative and not exclusive of any rights provided by law and may be exercised from time to time and as often as the Creditor deems expedient.

15.3 Any waiver by the Creditor of any terms of this Guarantee, or any consent or approval given by the Creditor under it, shall only be effective if given in writing and then only for the purpose and upon the terms and conditions, if any, on which it is given.

15.4 If at any time any one or more of the provisions of this Guarantee is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity and enforceability of the remaining provisions of this Guarantee nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

16   LANGUAGE

All notices demands or communications under or in connection with this Guarantee shall be in English.

17   LAW AND JURISDICTION

17.1 This Guarantee is governed by and shall be construed in accordance with Northern Ireland law.

17.2 Each of the Guarantors irrevocably agrees for the exclusive benefit of the Creditor that the courts of Northern Ireland shall have jurisdiction to hear and determine any suit action or proceeding, and to settle any dispute, which may arise out of or in connection with the Guarantee and for such purposes hereby irrevocably submits to the jurisdiction of such courts.

17.3 Nothing contained in this Clause shall limit the right of the Creditor to take proceedings against any of the Guarantors in any other court of competent jurisdiction, nor shall the taking of any such proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not (unless precluded by applicable law).

17.4 Each of the Guarantors irrevocably waives any objection which it may have now or in the future to the courts of Northern Ireland being nominated for the purpose of this Clause on the ground of venue or otherwise and agrees not to claim that any such court is not a convenient or appropriate forum.


                                FIRST SCHEDULE

                                The Guarantors

UNICOMP INC OF 1850 PARKWAY PLACE, SUITE 925, MARIETTA GA 30067

ICS UNICOMP LIMITED, UNIBOL LIMITED ICS COMPUTING GROUP LIMITED OF ACRE HOUSE, 11-15 WILLIAM ROAD, LONDON, NW1 3ER

AURORA UNICOMP LIMITED OF UNICOMP HOUSE, MALLUSK ROAD,
NEWTOWNABBEY, BT36 8WU

EXECUTED as a Deed by

UNICOMP INC in the presence of:                               :
                                                              :


--------------------                                          :
Director                                                      :
                                                              :


--------------------                                          :
Director/Secretary                                            :

EXECUTED as a Deed by ICS UNICOMP                             :
LIMITED in the presence of:                                   :
                                                              :

--------------------                                          :
Director                                                      :
                                                              :

--------------------                                          :
Director/Secretary                                            :



EXECUTED as a Deed by UNIBOL LIMITED                          :
in the presence of:                                           :
                                                              :

--------------------                                          :
Director                                                      :
                                                              :

--------------------                                          :
Director/Secretary                                            :


EXECUTED as a Deed by                                         :
ICS COMPUTING GROUP LIMITED in the                            :
presence of:                                                  :
                                                              :

--------------------                                          :
Director                                                      :
                                                              :

--------------------                                          :
Director/Secretary                                            :

EXECUTED as a Deed by AURORA                                  :
UNICOMP LIMITED in the presence of:                           :
                                                              :


--------------------                                          :
Director                                                      :
                                                              :


--------------------                                          :
Director/Secretary                                            :

                           DATED THIS   DAY OF   199


                          UNICOMP GROUP OF COMPANIES

                                     -to-

                                  SX3 LIMITED


                     -------------------------------------

                            GUARANTEE and INDEMNITY

                     -------------------------------------



                           Messrs Carson & McDowell

                                  Solicitors

                                 Murray House

                               4/5 Murray Street

                                    BELFAST

                                    BT1 6HS